Exhibit 10.2
PLEDGE AGREEMENT
This PLEDGE AGREEMENT, dated as of May 28, 2024 (together with all exhibits and schedules hereto and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by MICROVAST HOLDINGS, INC., a Delaware corporation (“Holdings”), MICROVAST, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries of Holdings listed as a “Pledgor” on the signature pages hereto (together with each other Person that executes a Joinder Agreement and becomes a “Pledgor” hereunder, together with Holdings and the Borrower, collectively, the “Pledgors”), for the benefit of ACQUIOM AGENCY SERVICES LLC, in its capacities as administrative agent and collateral agent for the Lenders (in such capacities, together with its permitted successors and assigns, the “Agent”).
Holdings, the Borrower, each of the other Loan Parties party thereto, Yang Wu (the “Initial Lender” and, together with the Initial Lender’s permitted successors and assigns, the “Lenders”) and Agent are parties to that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders will from time to time extend credit to Borrower. All capitalized terms used in this Agreement and not otherwise defined herein are used with the meanings given to such terms in the Loan Agreement.
It is a condition precedent to the effectiveness of the Loan Agreement and the other Loan Documents that each Pledgor shall have executed and delivered this Agreement for the benefit of the Agent.
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
1.Definitions.
(a)When used herein the following terms shall have the following meanings:
“Act” has the meaning set forth in Section 9(a).
“Issuer” means each issuer of the Pledged Equity.
“Pledged Collateral” has the meaning set forth in Section 2.
“Pledged Equity” means the Equity Interests listed on Exhibit A attached hereto as of the date hereof, together with any other shares of Equity Interests as are hereafter acquired by such Pledgor.
(b)Capitalized terms used herein and not defined in the Loan Agreement or otherwise defined herein that are defined in the UCC (including, without limitation, “Accounts”, “Chattel Paper”, “Documents” and “Instruments”) have such defined meanings herein, unless the context otherwise indicates or requires. Any of the defined terms used herein may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of the same and any successor statutes and regulations. Section 1.2 and Section 1.3 of the Loan Agreement are hereby incorporated by reference as if fully stated herein, mutatis mutandis.
2.Pledge. As security for the payment of the Obligations, each Pledgor does hereby pledge, grant, collaterally assign and deliver to Agent, for the ratable benefit of the Lenders, and does hereby grant to Agent, for the ratable benefit of the Lenders, a continuing and unconditional first priority (subject to any Permitted Liens) security interest in and to the following property of such Pledgor, whether now existing or hereafter arising or acquired (or in which such Pledgor has rights or the power to transfer rights to a secured party) (collectively, the “Pledged Collateral”):
(a)all Pledged Equity;
(b)all other property hereafter delivered to Agent by any Pledgor in substitution for or in addition to any of the foregoing and all certificates and instruments representing or evidencing such other property;
(c)all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;
(d)all instruments, other distributions and other rights or property which any Pledgor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Pledged Equity, any right to receive any Pledged Equity and any right to receive earnings, in which such Pledgor now has or hereafter acquires any right, issued by an Issuer;
(e)all options or rights of any nature whatsoever in respect of the Pledged Equity that may be issued or granted to, or held by, any Pledgor, all Instruments, Securities and other Investment Property owned by any Pledgor, whether or not physically delivered to the Agent pursuant to this Agreement, whether now owned or hereafter acquired by such Pledgor; and
(f)all proceeds of all of the foregoing;
provided that, the Pledged Collateral shall not include any Excluded Property.
Each Pledgor will, subject to Section 6.11 of the Loan Agreement, (i) on the Closing Date, deliver to the Agent the originals of all certificated Pledged Equity owned by such Pledgor as of the Closing Date, accompanied by undated instruments of transfer or assignment duly executed in blank, and (ii) after the Closing Date and after any Subsidiary becomes a Pledgor under this Agreement, hold on behalf of and for the benefit of the Agent upon receipt and, promptly (and in any event within ten (10) days) after the receipt thereof, deliver to the Agent, the originals of all certificated Pledged Equity owned by such Pledgor after the Closing Date, accompanied by undated instruments of transfer or assignment duly executed in blank.
With respect to any Pledged Equity owned by any Pledgor which is not a certificated Security for purposes of the UCC, to the extent constituting Pledged Collateral, such Pledgor shall not permit any Issuer to (i) enter into any agreement with any Person, other than the Agent, whereby such Issuer effectively delivers “control” of any such Pledged Equity that is in the form of partnership interests or limited liability company interests (as applicable) under the UCC to such Person, or (ii) if such Pledged

Equity is not a Security for purposes of the UCC, allow such Pledged Equity to become a Security unless such Pledgor certificates such Pledged Equity and complies with the procedures set forth in the immediately preceding paragraph within the time period prescribed therein. Each Pledgor which is an Issuer of any uncertificated Pledged Equity hereby agrees to comply with all instructions from the Agent without such Pledgor’s further consent.
3.Representations and Warranties. Each Pledgor represents and warrants to Agent that:
(a)Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Collateral, and such Pledged Collateral is and will remain free and clear of all Liens or options in favor of, or claims of, any other Person, except for Permitted Liens.
(b)Such Pledgor has all requisite power, authority and legal right to execute the pledge provided for herein and to pledge the Pledged Collateral to Agent.
(c)This Agreement has been duly executed and delivered by such Pledgor and is the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforceability of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(d)Except as set forth on Schedule 5.8 to the Loan Agreement, there are no outstanding options, warrants or other agreements with respect to the Pledged Collateral, other than those created by this Agreement.
(e)The Pledged Equity constitutes 100% of the Equity Interests issued by each Issuer.
(f)The execution, delivery and performance by such Pledgor of this Agreement have been duly authorized by all necessary organizational action and do not and will not (i) require any consent or approval of any Governmental Authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (x) any provision of applicable law in any material respect, (y) the charter, by-laws or other organizational documents of such Pledgor or (z) any Material Contract to which such Pledgor is a party, except, in the case of this clause (z), as would not reasonably be expected to have a Material Adverse Effect, or (iii) require, or result in, the creation or imposition of any Lien on any Pledged Collateral (other than Permitted Liens).
(g)(i) All Pledged Equity has been duly authorized and validly issued by the applicable Issuer thereof and is fully paid and non-assessable (to the extent such concepts are relevant with respect to such Pledged Equity), (ii) each Pledgor is the direct owner, beneficially and of record, of the Pledged Collateral held by such Pledgor and (iii) all certificates or instruments representing or evidencing the Pledged Collateral which are required to be delivered pursuant to Section 2 or any applicable provision of the Loan Agreement have been delivered to the Agent, together with undated instruments of transfer or assignment duly executed in blank, and the Agent shall have fully perfected first priority Liens (subject to Permitted Liens) on the Pledged Collateral to the extent perfection in such Pledged Collateral is required by the terms of this Agreement, the Loan Agreement or any other Loan Document.

4.Dividends, Distributions, Instruments, etc. Subject to Section 5, if, while this Agreement is in effect, any Pledgor shall become entitled to receive or shall receive any sums of money or property paid or distributed in respect of the Pledged Collateral, including, without limitation, (i) any dividends or other distributions, (ii) all cash or other distributions, (iii) any stock, stock certificate, membership interest or membership interest certificate (including, without limitation, any certificate representing a stock and/or membership dividend or a stock and/or membership distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), or (iv) any options or rights, or any notes issued by any Issuer, then such sums of money and property which are received by such Pledgor shall, until paid or delivered to Agent, be held by such Pledgor as additional Collateral security for the Obligations and shall be segregated from other funds of such Pledgor and delivered forthwith to Agent in the exact form received, with the endorsement (without recourse) of such Pledgor when necessary and/or appropriate undated stock powers or assignments, as applicable, duly executed in blank, to be held by Agent, subject to the terms hereof, as additional Collateral security for the Obligations, all in accordance with and subject to the terms of this Agreement, the Loan Agreement and the other Loan Documents. In case any distribution of capital shall be made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of the Issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to Agent to be held by it as additional Collateral security for the Obligations in accordance with and subject to the terms of this Agreement, the Loan Agreement and the other Loan Documents.
5.Administration of Security. The following provisions shall govern the administration of the Pledged Collateral:
(a)So long as no Event of Default has occurred and is continuing, (i) each Pledgor shall be entitled to receive and use the proceeds of dividends and other cash distributions made in respect of the Pledged Collateral, and (ii) each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral; provided that no vote shall be cast or other right exercised or action taken which would reasonably be expected to materially impair the Pledged Collateral or which is inconsistent with or results in any violation of any provision of the this Agreement or any other Loan Document or which would authorize, effect or provide consent to (unless and to the extent expressly permitted by the Loan Documents): (i) the dissolution or liquidation, in whole or in part, of an Issuer; (ii) the consolidation or merger of an Issuer with any other Person; (iii) the sale, disposition or encumbrance of all or substantially all of the assets of an Issuer, except for Permitted Liens; (iv) [reserved]; (v) the alteration of the voting rights with respect to the Equity Interests of an Issuer; or (vi) amend or otherwise modify the Governing Documents of an Issuer in any way which would materially and adversely affect Agent’s or any Lender’s rights or remedies under this Agreement or any other Loan Document (each in their capacities as such).
(b)If an Event of Default shall have occurred and be continuing, and at all times thereafter during the continuance of such Event of Default, (i) Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in accordance with the Loan Agreement, (ii) Agent shall have the right to cause that any or all of the Pledged Collateral shall be registered in the name of Agent or its nominee, and/or Agent or its nominee may exercise (x) all voting and other rights pertaining to such Pledged Collateral at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at Required Lenders’ discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Pledgor or Agent of any right, privilege or option pertaining to such Pledged Collateral, and in connection therewith, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
(c)Effective upon the occurrence and during the continuation of an Event of Default, such Pledgor hereby grants to Agent an irrevocable proxy to exercise all voting and corporate rights relating to the Pledged Collateral, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time during the continuance of such Event of Default, in Required Lenders’ discretion, to take any action and to execute and deliver any instrument that Required Lenders may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to Agent, for the ratable benefit of Lenders, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Pledged Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with any Pledged Collateral, (iv) to receive, indorse and collect all Instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Equity and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which Agent or Required Lenders may deem reasonably necessary or desirable for the collection of any Pledged Collateral or otherwise to enforce the rights of Agent with respect to any Pledged Collateral, (vi) to execute assignments, licenses and other documents to enforce the rights of Agent, for the ratable benefit of Lenders, with respect to any Pledged Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Required Lenders in their sole discretion, for the ratable benefit of Lenders, and such payments made by Agent shall constitute additional obligations of such Pledgor to Agent, be due and payable immediately without demand, and shall bear interest from the date payment of said amounts is demanded at the Default Rate, and (viii) to sign and endorse any invoices, assignments, verifications and notices in connection with the Pledged Collateral. This power is coupled with an interest and is irrevocable until the Obligations are Paid in Full. Upon the request of Agent, each Pledgor agrees to deliver to Agent such further evidence of such irrevocable proxy.
6.Rights of Agent. Agent shall not be liable for any failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Agent be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Collateral may, if an Event of Default has occurred and is continuing, be registered in the name of Agent or its nominee and Agent or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to the applicable Issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at Required Lenders’ discretion any and all of the Pledged Collateral upon, the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer or upon the exercise by the applicable Pledgor or Agent of any right, privilege or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine, all without liability except to account for property actually received by Agent and except for gross negligence or willful misconduct of Agent, but Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.
7.Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent, on behalf of Lenders, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified in Section 9(a) solely with respect to the time and place of public or private sale as required by applicable law) to or upon such Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may:
(a)forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of (including the disposition by merger) and deliver said Pledged Collateral, or any part thereof, in one or more portions at public or private sale or sales or transactions, at any exchange, broker’s board or at any of Agent’s offices or elsewhere upon such terms and conditions as Required Lenders may deem advisable and at such prices as they may deem best with respect to their own interests, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right of Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in such Pledgor, which right or equity is hereby expressly waived or released (to the fullest extent permitted by applicable law). Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition as set forth in the Loan Agreement. In addition to the rights and remedies granted to Agent in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, Agent shall have all the rights and remedies of a secured party under the UCC and under any other applicable law;
(b)exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Equity as if it were the absolute owner thereof, including without limitation, the right to exchange at Required Lenders’ discretion, any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or fundamental change in the corporate or other structure of any Issuer of such Pledged Equity or upon the exercise by any such Issuer or Agent, on behalf of Lenders, of any right, privilege or option pertaining to any of the Pledged Equity, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Agent, on behalf of Lenders, shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and
(c)shall have the right (but not the obligation) to be substituted for such Pledgor as a member manager or partner, as applicable, under the applicable Issuer’s Governing Documents, and Agent or its designee shall have all rights, powers and benefits of such Pledgor as a member, manager or partner, as applicable, under such Governing Documents in accordance with the terms of this Section 7(c). For avoidance of doubt, such rights, powers and benefits of a substituted member, manager or partner shall include all voting and other rights and not merely the rights of an economic interest holder. All rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise, and all such rights shall thereupon become vested in Agent, on behalf of Lenders, which shall thereupon have the sole right to exercise such voting and other consensual rights and Agent (personally or through its designee or agent and, in all cases, on behalf of Lenders) shall thereupon be solely authorized and empowered to transfer and register in Agent’s name, for the ratable benefit of Lenders, or in the name of Agent's nominee, the whole or any part of the Pledged Equity, it being acknowledged by Pledgors that such transfer and registration may be effected by Agent by the delivery of a registration page to such Pledgor or to such Issuer, as applicable, reflecting Agent or its designee as the holder of such Pledged Equity, or otherwise by Agent through its irrevocable appointment as attorney-in-fact. Such registration page shall be duly acknowledged, in blank, from each Issuer of Pledged Equity, in form and substance reasonably satisfactory to Agent.
If at any time, any Issuer of any Pledged Collateral is or becomes the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any court or governmental agency or instrumentality, then all rights of the Pledgor thereof to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise pursuant to with respect to the Pledged Equity issued by such Issuer shall automatically cease and become vested in Agent, for the ratable benefit of Lenders, who shall thereafter have the sole right to exercise such voting and other consensual rights, but Agent, on behalf of Lenders, shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.
8.Reserved.
9.Sale of Pledged Collateral.
(a)Each Pledgor recognizes that Agent may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of any Issuer) of any or all the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and, notwithstanding such circumstances, agrees that any such private sale or disposition shall not be deemed to be unreasonable or affected in a commercially unreasonable manner so long as Agent complies with applicable law in conducting such sale or disposition. Agent shall be under no obligation to delay a sale or disposition of any of the Pledged Collateral in order to permit any Pledgor or Issuer to register such securities for public sale under the Act, or under applicable state securities laws, even if such Pledgor or Issuer would agree to do so. Agent shall give any applicable Pledgor at least ten (10) days’ prior written notice of the time and place of any public sale of the Pledged Collateral or of the time after which any private sale or any other intended disposition is to be made, and each Pledgor hereby acknowledges that, to the extent notice of sale shall be required by law, ten (10) days’ prior written notice of such sale or sales shall be reasonable and adequate notice.

(b)Each Pledgor further agrees to do or cause to be done all such other acts and things requested by Agent as may be reasonably necessary to make such sale or sales or dispositions of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales or dispositions, at Pledgors’ expense.
(c)Each Pledgor further agrees to subordinate any and all rights of subrogation it may have against any Issuer upon the sale or sales or dispositions of any portion or all of the Pledged Collateral by Agent until all of the Obligations have been Paid in Full.
10.Further Assurances.
(a)Each Pledgor agrees that, at any time and from time to time, such Pledgor will execute and deliver all stock and/or membership powers, financing statements and such further documents and do such further acts and things, in each case, as Agent or any Lender may reasonably request in order to effect the purposes of this Agreement.
(b)Without limiting the generality of the foregoing, each Pledgor will, upon Agent’s or Required Lenders’ reasonable request, appear in and defend any action or proceeding that may affect such Pledgor’s title to or Agent’s security interest in such Pledged Equity.
(c)Each Pledgor will furnish to Agent, from time to time upon request, statements and schedules further identifying and describing any Pledged Equity and such other reports in connection with any Pledged Equity as Agent or any Lender may reasonably request (it being understood and agreed that any request by Agent at the direction of a Lender shall be reasonable), all in reasonable detail. Each Pledgor will, promptly upon Agent’s or Lender’s request, provide to Agent all information and evidence it may reasonably request concerning any Pledged Equity to enable Agent to enforce the provisions of this Agreement.
11.Possession of Pledged Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Agent pursuant hereto, neither Agent nor any nominee of Agent shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto.
12.Survival of Representations. All representations and warranties of each Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.
13.Agent Appointed Attorney-In-Fact. Effective upon the occurrence and during the continuation of an Event of Default, each Pledgor hereby irrevocably appoints Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of each Pledgor and in the name of each Pledgor or otherwise, from time to time at the direction of Required Lenders, to take any action and to execute any instrument that Required Lenders deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to each Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.
14.No Waiver of Rights. No delay or failure on the part of Agent to exercise any right, remedy, power or privilege under this Agreement or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, remedy, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance between the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in the same, similar or other circumstance.
15.Obligations Not Affected. The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or non-exercise, or any waiver, by Agent of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (ii) any amendment or supplement to or modification of the Loan Agreement, the other Loan Documents (other than this Agreement) or any of the Obligations; (iii) any amendment or supplement to or modification of any instrument (other than this Agreement) securing any of the Obligations, including, without limitation, any of the other Collateral Documents; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not such Pledgor shall have notice or knowledge of any of the foregoing.
16.Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Pledgor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Agent or the Lenders.
17.Modification. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Loan Agreement.
18.Severability. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, each Pledgor and Agent shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this Agreement and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.
19.No Marshaling. Each Pledgor hereby acknowledges and agrees that Agent may take action with respect to any Collateral pledged to Agent in connection with the Loans in any fashion, and in any order Required Lenders, in their sole discretion, elect, and that Agent shall be under no duty to marshal assets or otherwise proceed in any particular fashion. Each Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral that might cause delay in or impede the enforcement of Agent’s rights under this Agreement, and, to the extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.
20.Enforcement Costs. Each Pledgor shall pay to Agent upon demand all reasonable and documented out-of-pocket fees, costs and expenses incurred by Agent in connection with enforcing or preserving any rights under this Agreement in accordance with the terms of Section 10.4 and Section 10.5 of the Loan Agreement.

21.Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in Section 10.2 of the Loan Agreement.
22.Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State (including Section 5-1401 and 5-1402 of the General Obligations Law of the State of New York), without regard to conflict of law principles.
23.Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
24.Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement shall constitute effective delivery of such signature page. This Agreement to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. The words “execution,” “signed,” “signature,” and words of like import in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
25.Section Captions and Headings. Section captions and headings used in this Agreement are for convenience only and are not part of and shall not affect the construction of this Agreement.
26.Loan Agreement Governs. If any conflict or inconsistency exists between this Agreement and the Loan Agreement, the Loan Agreement shall govern.
27.WAIVER OF JURY TRIAL. EACH PLEDGOR AND AGENT HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH BORROWER, AGENT AND THE LENDERS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
28.CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE

BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE APPELLATE COURTS THEREOF; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR AND AGENT HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS REFERRED TO ABOVE FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
[Balance of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.
PLEDGORS:

MICROVAST HOLDINGS, INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Interim Chief Financial Officer

MICROVAST, INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ENERGY, INC., a Colorado corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ADVANCED MATERIALS INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ADVANCED MEMBRANE INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

[Signature Page to Pledge Agreement]

MICROVAST POWER SOLUTIONS, INC., a Texas corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

[Signature Page to Pledge Agreement]

AGENT:
ACQUIOM AGENCY SERVICES LLC
By: /s/ Beth Cesari______________________________
Name: Beth Cesari
Title: Senior Director

[Signature Page to Pledge Agreement]

Each undersigned Issuer, in such capacity, hereby joins in the above Agreement for the purpose of consenting to and being bound by any applicable provisions of this Agreement. Each undersigned Issuer hereby agrees to cooperate fully and in good faith with Agent and any Pledgor in carrying out such provisions. Each Issuer hereby agrees to be bound by any applicable Pledgor’s pledge of Equity Interests issued by such Issuer, to promptly note on its books and records the security interests granted under such pledge and to waive any rights or requirement at any time hereafter to receive a copy of such pledge in connection with the registration of any of the Pledged Equity in the name of the Agent or the exercise of voting rights by the Agent. Upon the occurrence and during the continuation of an Event of Default (as defined in the Agreement), each Issuer acknowledges that it is hereby instructed by such applicable Pledgor that, in acting upon the instructions of the Agent, such Issuer need not require the further consent of, or seek further instruction from, such Pledgor at any time during the continuance of such Event of Default.
[Signature Page to Pledge Acknowledgement]

MICROVAST, INC., a Delaware corporation

By: /s/ Nancy Smith___________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ENERGY, INC., a Colorado corporation

By: /s/ Nancy Smith___________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ADVANCED MATERIALS INC., a Delaware corporation

By: /s/ Nancy Smith___________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ADVANCED MEMBRANE INC., a Delaware corporation

By: /s/ Nancy Smith___________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST POWER SOLUTIONS, INC., a Texas corporation

By: /s/ Nancy Smith___________________________
Name: Nancy Smith
Title: Authorized Person

[Signature Page to Pledge Acknowledgement]

EXHIBIT A

PLEDGED EQUITY

Issuer	Pledgor	Pledged Interest and % of Issuer	Certificate No.
Microvast, Inc.	Microvast Holdings, Inc.	100%	1
MICROVAST ENERGY, INC.	Microvast, Inc.	100%	01
Microvast Advanced Materials Inc.	Microvast, Inc.	100%	1
Microvast Advanced Membrane Inc.	Microvast, Inc.	100%	1
Microvast Power Solutions, Inc.	Microvast, Inc.	100%	1
Microvast Power Systems Co., Ltd.	Microvast, Inc.	Microvast, Inc. owns 99.0057% of Microvast Power Systems Co., Ltd.and pledges 100% of such interest	N/A
Microvast GmbH	Microvast, Inc.	100%	1
Microvast Precision Works Co., Ltd	Microvast, Inc.	Microvast, Inc. owns 70% of Microvast Precision Works Co., Ltd and pledges 100% of such interest	N/A